UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2013

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 28, 2013, Ameris Bancorp (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with NexBank SSB (the “Lender”) providing for revolving loans of up to an aggregate principal amount of $25,000,000. Borrowings under the Loan Agreement accrue interest at LIBOR plus 4.0% per annum. In addition, the Company must pay commitment fees quarterly in arrears on the daily amount of the unused portion of the revolving loan amount at the rate of 0.25% per annum. The Loan Agreement will expire on August 28, 2016, at which time all outstanding amounts under the Loan Agreement will become due and payable. In connection with entering into the Loan Agreement, the Company issued to the Lender a Revolving Promissory Note dated as of August 28, 2013 (the “Promissory Note”).

The Loan Agreement contains covenants pertaining to investments and acquisitions and certain financial and capital ratios. An event of default will occur under the Loan Agreement if the Company fails to timely comply with its obligations under the Loan Agreement or breaches its representations under the Loan Agreement (in each case, subject to applicable cure periods), the Company ceases to be a financial holding company or either the Company or its wholly owned banking subsidiary, Ameris Bank, commences or becomes the subject a bankruptcy or similar proceeding, experiences a “Material Adverse Change” or a “Change of Control” (as each is defined in the Loan Agreement) or becomes the subject of certain regulatory enforcement actions or agreements.

The obligations of the Company under the Loan Agreement are secured by a pledge of all of the capital stock of Ameris Bank pursuant to a Pledge and Security Agreement dated as of August 28, 2013 between the Company and the Lender (the “Pledge Agreement”). In the event of a default by the Company under the Loan Agreement, the Lender may terminate the commitments made under the Loan Agreement, declare all amounts outstanding to be payable immediately and exercise or pursue any other remedy permitted under the Loan Agreement or the Pledge Agreement, or conferred upon Lender by operation of law.

The descriptions contained herein of the Loan Agreement, the Promissory Note and the Pledge Agreement are qualified in their entirety by reference to the terms of such documents, each of which is attached hereto as an exhibit and incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Loan Agreement dated as of August 28, 2013 by and between Ameris Bancorp and NexBank SSB.

10.2	Revolving Promissory Note dated as of August 28, 2013 issued by Ameris Bancorp to NexBank SSB.

10.3	Pledge and Security Agreement dated as of August 28, 2013 by and between Ameris Bancorp and NexBank SSB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr.
Executive Vice President and Chief Financial Officer (principal accounting and financial officer)

Dated: August 29, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Loan Agreement dated as of August 28, 2013 by and between Ameris Bancorp and NexBank SSB.

10.2	Revolving Promissory Note dated as of August 28, 2013 issued by Ameris Bancorp to NexBank SSB.

10.3	Pledge and Security Agreement dated as of August 28, 2013 by and between Ameris Bancorp and NexBank SSB.